Vanguard Global Capital Cycles Fund
Summary Prospectus
 May 27, 2022
Investor Shares
Vanguard Global Capital Cycles Fund Investor Shares (VGPMX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated May 27, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in U.S. and foreign equity securities. The Fund seeks to generate above average compounded returns by purchasing securities in companies and industries where capital spending is declining, and seeks to avoid companies, assets, and business models that can be easily replicated. Companies, assets, and business models that cannot be easily replicated may include those with differentiated offerings, a low-cost advantage, or that maintain an advantage over competitors in their same industry. The Fund typically invests across a range of sectors, a mix of developed and emerging markets stocks, and typically holds companies across the market capitalization spectrum. The Fund will concentrate its investments (i.e. hold 25% or more of its net assets) in securities of issuers whose principal business activities are in the precious metals and mining industry.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-capitalization stocks each tend to go through cycles of doing better—or worse— than other segments of the stock market or the global stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Industry concentration risk, which is the chance that there will be particular problems affecting an entire industry. Any fund that concentrates in a particular industry will generally be more volatile than a fund that invests more broadly. The precious metals and mining industry could be affected by sharp price volatility caused by global economic, financial, and political factors. Resource availability, government regulation, inflation expectations and economic cycles could also adversely affect that industry.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
Effective September 26, 2018, the Fund changed its name, performance benchmark, and investment strategy. Performance for the periods prior to September 26, 2018, shown below is based on the investment strategy utilized by the Fund prior to September 26, 2018, under the name Vanguard Precious Metals and Mining Fund. Performance for the periods through July 27, 2018, shown below reflects that of the Fund’s prior investment advisor, M&G Investment Management Limited (“M&G”). M&G served as the Fund’s investment advisor through July 27, 2018.
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. The Spliced Global Capital Cycles Index reflects the performance of the S&P Global Custom Metals and Mining Index through September 25, 2018 and S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) thereafter. Returns for the indexes shown are adjusted for withholding taxes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global Capital Cycles Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2022, was 12.45%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	34.84%	June 30, 2016
Lowest	-25.28%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Vanguard Global Capital Cycles Fund Investor Shares
Return Before Taxes	19.49%	5.42%	-3.61%
Return After Taxes on Distributions	18.54	4.88	-4.07
Return After Taxes on Distributions and Sale of Fund Shares	12.13	4.12	-2.66
Spliced Global Capital Cycles Index (reflects no deduction for fees or expenses)	15.98%	11.13%	0.56%
S&P Global BMI Metals & Mining 25% Weighted Index (USD) NTR (Custom) (reflects no deduction for fees or expenses)	15.98	—	—
MSCI ACWI Index (reflects no deduction for fees or expenses)	18.54	14.40	11.85
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Keith E. White, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since 2018.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

 S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom) (the “Index”) is the exclusive property of S&P Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC (“SPDJI”) and/or its affiliates. Vanguard has contracted with SPDJI to calculate and maintain the Index. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of SPDJI. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither SPDJI, its affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent, nor shall they have any liability for any errors, omissions, or interruptions of any index or the data included therein. For more information on any of SPDJI’s or its affiliate’s indices or its custom calculation services, please visit www.spdji.com.
Vanguard Global Capital Cycles Fund Investor Shares—Fund Number 53
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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SP 53 052022